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EXHIBIT-23.1
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Consent of Independent Auditors




                        Consent of Independent Auditors


We consent to the incorporation by reference of our report dated February 18, 2000, with respect to the consolidated financial statements of Teligent, Inc. included in the Form 10-K for the year ended December 31, 1999 in the Registration Statement Number 333-45005 on Form S-8, Registration Statement Number 333-80469 on Form S-3 and Registration Statement Number 333-93241 on Form S-8.


                                                       /s/ Ernst & Young LLP

McLean, Virginia
March 16, 2000